[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2001

MuniVest
Fund, Inc.

www.mlim.ml.com

MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                                          MuniVest Fund, Inc., February 28, 2001

DEAR SHAREHOLDER

For the six months ended February 28, 2001, the Common Stock of MuniVest Fund, Inc. earned $0.266 per share income dividends, which included earned and unpaid dividends of $0.044. This represents a net annualized yield of 5.68%, based on a month-end per share net asset value of $9.45. Over the same period, the total investment return on the Fund's Common Stock was +7.55%, based on a change in per share net asset value from $9.07 to $9.45, and assuming reinvestment of $0.266 per share income dividends.

For the six months ended February 28, 2001, the Fund's Preferred Stock had an average yield as follows: Series A, 3.89%; Series B, 4.61%; Series C, 3.93%; Series D, 3.71%; and Series E, 3.85%.

The Municipal Market Environment

During the six months ended February 28, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An estimate of fourth quarter 2000 GDP growth was recently released at 1.1%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. As a result of moderating economic growth and low inflation, US Treasury bond yields remained relatively stable into late October 2000.

However, rising oil and natural gas prices rekindled investors' inflationary fears and US Treasury bond yields quickly rose to nearly 6% by early November 2000. During late November and early December, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board policy, investors were free again to focus on the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. However, despite recent reductions in short-term interest rates, US equity markets remained weak. This has led many investors to seek the safety of fixed-income markets, causing bond yields to decline further. By the end of the six-month period ended February 28, 2001, US Treasury bonds declined overall by nearly 30 basis points to close the period at 5.30%.

Long-term tax-exempt bonds also responded well to the economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was limited. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 25 basis points to end the period at 5.47%, their lowest monthly closing level in more than 18 months.

The underperformance of the municipal bond market mainly reflected the dramatic increase in tax-exempt bond issuance over the past few months. The decline in tax-exempt bond yields triggered a large number of municipalities to refinance outstanding higher-couponed issues as well as issue new debt to support capital projects such as school buildings and general infrastructure needs. During the past 12 months, more than $211 billion in new long-term municipal securities was issued, an increase of almost 5% compared to the same 12-month period a year ago. During the last six months, nearly $110 billion in new tax-exempt bonds was underwritten, an increase of over 12% when compared to the same six-month period a year ago. More than $55 billion in new long-term municipal bonds was financed during the past three months, a staggering increase of over 40% compared to the same three-month period a year ago. This dramatic response to falling tax-exempt bond yields by municipalities can be seen in the monthly issuance for February 2001 as over $20 billion in new long-term municipal bonds was underwritten, an increase of more than 60% compared to monthly issuance in February 2000.

The recent increase in tax-exempt bond issuance prevented municipal bond yields from declining as much as US Treasury bond yields. Overall investor demand for municipal bonds remained strong and came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant buyers, while individual retail investor demand also remained strong. Tax-exempt bond funds experienced renewed investor interest. Rising equity market valuations throughout most of last year siphoned away much of the demand from municipal bond mutual funds. In January 2000, tax-exempt bond funds experienced net cash outflows of more than $4 billion as investors withdrew from bond funds mainly to finance the purchase of various equity securities. The increased demand for tax-exempt issues to a great extent resulted from the continued decline of US equity markets, but even more, from the attractive tax-exempt bond yield ratios currently available. Many investors fled the instability and uncertainty of the equity market for the safety and security of municipal bond issues yielding 90%-95% of comparable US Treasury bond yields.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Research analysts suggest that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal bond market has enjoyed is likely to continue. Given recent market performance, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

During the six-month period ended February 28, 2001, we adopted an above neutral market position in late August/early September 2000 as signs of an economic slowdown, particularly in declining new home sales and consumer spending, began to emerge. Additionally, the series of interest rate increases initiated in early 2000 by the Federal Reserve Board were believed to be near an end, which placed the Fund in a favorable position to participate in the rise in asset valuations associated


                                     2 & 3

                                          MuniVest Fund, Inc., February 28, 2001

with the significant decline in tax-exempt bond yields experienced in recent months.

The Federal Reserve Board's actions in January 2001 to lower short-term interest rates were intended to restore economic growth. The combination of expected Federal Reserve Board easing and anticipated Federal tax relief later this year may begin to restore US economic growth. While we do not expect either an immediate recovery or a significant decline in asset values, we believe that the majority of the recent decreases in interest rates has occurred. Consequently, we returned the Fund to its prior neutral market position by selling most of the Fund's aggressively structured issues, and we emphasized securities that are likely to provide generous amounts of coupon income. We look to maintain the Fund's present neutral position for much of 2001 as no significant economic recovery is anticipated until the second half of the year. However, should current economic conditions resist monetary and expected fiscal measures to restore economic growth, we will return to a more aggressive position, expecting the decline in long-term interest rates to resume.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board in 2000 resulted in a rise in the Fund's borrowing cost in the 4%-4.125% range. Despite this increase, the tax-exempt yield curve has remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholder from leveraging of the Preferred Stock. Following the Federal Reserve Board's most recent actions, the Fund's borrowing costs declined, enhancing the Fund's already attractive dividend. Additional decreases in short-term interest rates are expected this year that may lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholder. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and
Portfolio Manager

March 28, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings  Amount   Issue                                                                             Value
====================================================================================================================================
Alabama--3.2%       BBB+    Baa1   $ 8,750   Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                             Corporation), Series A, 7.20% due 12/01/2013                                   $  9,198
                                             Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                             (Champion International Corporation Project), AMT:
                    BBB+    Baa1     5,000     7% due 6/01/2022                                                                5,167
                    BBB+    Baa1    13,000     Series A, 6.50% due 9/01/2025                                                  13,154
====================================================================================================================================
Alaska--2.3%                                 Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                    AAA     Aaa      3,575     6% due 2/01/2014                                                                3,927
                    AAA     Aaa      3,830     6% due 2/01/2016                                                                4,155
                                             North Slope Boro, Alaska, GO, Series B (c):
                    AAA     Aaa      6,000     5.10%** due 1/01/2002                                                           5,820
                    AAA     Aaa      6,000     5.20%** due 1/01/2003                                                           5,577
====================================================================================================================================
Arizona--0.2%       A1+     P1       2,000   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                                             (Arizona Public Service Company), VRDN, Series A, 3.15% due 5/01/2029 (g)         2,000
====================================================================================================================================
California--2.2%    A1+     NR*      6,700   California Pollution Control Financing Authority, PCR, Refunding
                                             (Pacific Gas and Electric), VRDN, Series C, 6.20% due 11/01/2026 (g)              6,700
                    NR*     Aaa      4,180   California State, GO, Refunding, RIB, Series 470X, 9% due 2/01/2010 (c)(j)        5,384
                    A1+     VMIG1@   7,000   Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.),
                                             VRDN, AMT, Series A, 6.75% due 3/01/2023 (g)                                      7,000
====================================================================================================================================
Colorado--6.3%                               Arapahoe County, Colorado, School District Number 005, GO (Cherry Creek):
                    AA      Aa1      5,750     6% due 12/15/2013                                                               6,393
                    AA      Aa1      4,165     6% due 12/15/2014                                                               4,608
                                             Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2:
                    NR*     Aa2      4,495     6.60% due 5/01/2028                                                             4,955
                    NR*     Aa2      3,000     7.50% due 4/01/2031                                                             3,507

Portfolio
Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES(SM)    Adjustable Convertible Extendible Securities
AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
INFLOS      Inverse Floating Rate Municipal Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                                     4 & 5

                                          MuniVest Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount   Issue                                                                          Value
====================================================================================================================================
Colorado                                       Denver, Colorado, City and County Airport Revenue Bonds:
(concluded)           A       Aaa    $ 1,720     AMT, Series C, 6.75% due 11/15/2002 (a)                                     $ 1,843
                      A       A2       9,850     AMT, Series C, 6.75% due 11/15/2013                                          10,427
                      A       A2       1,485     AMT, Series C, 6.75% due 11/15/2022                                           1,569
                      AAA     A2       7,340     Series A, 7.25% due 11/15/2002 (a)                                            7,934
                                               Jefferson County, Colorado, School District Number R-001, GO,
                                               Refunding (c):
                      AAA     Aaa      6,220     6.25% due 12/15/2008                                                          7,064
                      AAA     Aaa      4,730     6.25% due 12/15/2009                                                          5,422
====================================================================================================================================
Connecticut--1.3%     AA      NR*      6,000   Connecticut State, GO, DRIVERS, Series 174, 5.50% due 12/15/2009 (j)            7,192
                      AAA     NR*      2,970   Connecticut State Special Tax Obligation, Revenue Refunding Bonds,
                                               DRIVERS, Series 168, 8.73% due 10/01/2009 (c)(j)                                3,757
====================================================================================================================================
District of           AAA     Aaa     11,150   District of Columbia, GO, Refunding, Series A, 5.25% due 6/01/2027 (c)         10,990
Columbia--1.3%
====================================================================================================================================
Florida--1.2%         AA-     A3      10,000   Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                               (Wheelabrator), Series A, 5.50% due 12/01/2008                                 10,689
====================================================================================================================================
Georgia--4.5%                                  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      NR*     NR*        250     Series W, 6.60% due 1/01/2018 (e)                                               295
                      NR*     NR*      4,600     Series W, 6.60% due 1/01/2018                                                 5,354
                      NR*     NR*        250     Series Y, 10% due 1/01/2010 (e)                                                 353
                      NR*     NR*      4,515     Series Y, 10% due 1/01/2010                                                   6,301
                                               Georgia State, GO:
                      AAA     Aaa      6,750     Series C, 6.50% due 7/01/2007                                                 7,695
                      AAA     Aaa      6,400     Series F, 6.50% due 12/01/2006                                                7,257
                      AAA     Aaa      5,000     Series F, 6.50% due 12/01/2007                                                5,740
                      A       A3       4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                               (Oglethorpe Power Corporation--Scherer), Series A, 6.80% due 1/01/2011          5,516
====================================================================================================================================
Idaho--0.4%           NR*     Aaa      3,565   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                               Series E-2, 6.90% due 1/01/2027                                                 3,847
====================================================================================================================================
Illinois--15.3%       AAA     Aaa     12,000   Chicago, Illinois, Board of Education, GO, Refunding (School Reform),
                                               Series A, 5.43%** due 12/01/2023 (f)                                            3,468
                      AAA     Aaa      7,155   Chicago, Illinois, Board of Education, GO (School Reform), Series B-1,
                                               5.56%** due 12/01/2026 (f)                                                      1,747
                                               Chicago, Illinois, GO:
                      AAA     Aaa      4,250     (Lakefront Millennium Parking Facilities), 5.125% due 1/01/2028 (c)           4,135
                      AAA     Aaa      3,005     (Neighborhoods Alive 21 Program), Series A, 6% due 1/01/2016 (f)              3,288
                                               Chicago, Illinois, GO, Project and Refunding (f):
                      AAA     Aaa      3,000     5.25% due 1/01/2028                                                           2,972
                      AAA     Aaa      7,780     Series A, 5.375% due 1/01/2024                                                7,837
                      AAA     Aaa     19,080     Series A, 5.375% due 1/01/2034                                               19,178
                      AAA     Aaa      7,500   Chicago, Illinois, GO, Series A, 6.75% due 7/01/10 (a)(f)                       8,945
                      AAA     Aaa      1,500   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C,
                                               7% due 3/01/2032 (b)(d)(l)                                                      1,686
                      AAA     Aaa      6,750   Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien,
                                               Series B, 5% due 1/01/2030 (c)                                                  6,404
                      AAA     Aaa      5,000   Cook County, Illinois, Community High School District Number 219,
                                               Niles Township, GO, 6% due 12/01/2017 (f)                                       5,459
                      AAA     Aaa      3,250   Cook County, Illinois, GO, Refunding, Capital Improvement, 6.50%
                                               due 11/15/2009 (f)                                                              3,760
                      NR*     NR*      2,500   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                               (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)                   3,084
                                               Illinois HDA, Revenue Refunding Bonds (M/F Program):
                      A+      A1       7,000     Series 5, 6.75% due 9/01/2023                                                 7,385
                      A+      A1         660     Series A, 7.375% due 7/01/2017                                                  697
                                               Illinois Health Facilities Authority Revenue Bonds :
                      NR*     Ba3      2,650     (Holy Cross Hospital Project), 6.70% due 3/01/2014                            2,227
                      NR*     Baa1     2,205     (Ravenswood Hospital Medical Center), 6.85% due 6/01/2002 (a)                 2,333
                      NR*     Baa1     7,375     (Ravenswood Hospital Medical Center), 6.90% due 6/01/2002 (a)                 7,806
                      AAA     Aa2      4,000   Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015                     4,485
                      NR*     Aaa      2,500   Kane Cook and Du Page Counties, Illinois, School District 46, Elgin, GO,
                                               6.375% due 1/01/2019 (i)                                                        2,783
                      BBB     NR*      2,500   Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                               (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                          2,636
                                               McLean and Woodford Counties, Illinois, Community Unit, School District
                                               Number 005, GO, Refunding (i):
                      NR*     Aaa      5,000     6.25% due 12/01/2014                                                          5,689
                      NR*     Aaa      4,000     6.375% due 12/01/2016                                                         4,539
                                               Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA     Aaa      3,500     Series A, 7.20% due 11/01/2020 (h)                                            4,362
                      AAA     Aaa      2,500     Series C, 7.10% due 6/01/2004 (a)(f)                                          2,803
                      AAA     Aaa      4,000     Series C, 7.75% due 6/01/2020 (f)                                             5,344
                      AAA     Aaa      3,000   Will County, Illinois, Environmental Revenue Bonds (Mobil Oil Refining
                                               Corporation Project), AMT, 6.40% due 4/01/2026                                  3,202
                                               Will County, Illinois, School District Number 122, GO, Series A (i):
                      NR*     Aaa      1,000     6.50% due 11/01/2013                                                          1,152
                      NR*     Aaa      1,375     6.50% due 11/01/2015                                                          1,568
====================================================================================================================================
Indiana--7.9%         AAA     NR*      5,250   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A,
                                               6.75% due 2/01/2017                                                             5,845
                      AA      Aa3      6,500   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                                               Bonds (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021                6,699
                      BBB     Baa1     1,900   Indiana State Development Finance Authority, Environmental
                                               Revenue Refunding and Improvement Bonds (USX Corporation Project), 6.25%
                                               due 7/15/2030                                                                   1,779
                      NR*     Aaa      4,290   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                               6.80% due 1/01/2017 (k)                                                         4,455
                      AA      Aa2      7,195   Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A,
                                               6.80% due 12/01/2016                                                            8,615
                                               Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                               Refunding Bonds, Series D:
                      AA      NR*     15,335     6.75% due 2/01/2014                                                          18,126
                      AA      NR*     20,350     6.75% due 2/01/2020                                                          21,714
====================================================================================================================================
Kansas--0.7%          NR*     Aaa      5,000   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds (Mortgage-Backed
                                               Securities Program), AMT, Series A-2, 6% due 12/01/2031 (d)                     5,687
====================================================================================================================================


                                     6 & 7

                                          MuniVest Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount   Issue                                                                          Value
====================================================================================================================================
Louisiana--2.2%       BBB+    Baa1   $ 4,000   De Soto Parish, Louisiana, Environmental Improvement Revenue Refunding
                                               Bonds (International Paper Co. Project), AMT, Series B, 6.55%
                                               due 4/01/2019                                                                 $ 4,063
                      NR*     A3       3,000   Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                               Revenue Refunding Bonds (Trunkline Long Company Project), 7.75%
                                               due 8/15/2022                                                                   3,201
                      AAA     Aaa     10,000   Louisiana Local Government, Environmental Facilities, Community Development
                                               Authority Revenue Bonds (Capital Projects and Equipment Acquisition),
                                               Series A, 6.30% due 7/01/2030 (h)                                              11,713
====================================================================================================================================
Maine--0.5%           AAA     Aaa      3,870   Maine State Housing Authority, Mortgage Purchase Revenue Refunding Bonds,
                                               AMT, Series B-2, 6.45% due 11/15/2026 (h)                                       4,080
====================================================================================================================================
Maryland--0.8%        NR*     Aa2      6,845   Maryland State Community Development Administration, Department of Housing
                                               and Community Development Revenue Refunding Bonds (S/F Program), AMT,
                                               Fifth Series, 6.75% due 4/01/2026                                               7,049
====================================================================================================================================
Massachusetts--6.3%   AAA     Aaa      2,035   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, 9.25%
                                               due 1/01/2011 (e)                                                               2,780
                      AA      Aa2      3,010   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds (General
                                               Transportation System), Series A, 7% due 3/01/2019                              3,675
                      AA-     Aa3      2,775   Massachusetts State Port Authority Revenue Bonds, Series C, 6% due 7/01/2014    3,079
                      AA      Aa3     30,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                               6.50% due 7/15/2019                                                            35,770
                                               Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                               Series A (f):
                      AAA     Aaa      4,000     6.125% due 8/01/2011                                                          4,593
                      AAA     Aaa      1,000     6% due 8/01/2014                                                              1,118
                      AAA     Aaa      2,480     6% due 8/01/2017                                                              2,723
====================================================================================================================================
Michigan--1.2%        AA+     NR*      2,305   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85%
                                               due 6/01/2026 (k)                                                               2,318
                                               Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                      AAA     Aaa      3,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)                3,181
                      AA      Aa2      4,340     (Ascension Health Credit), Series A, 6.125% due 11/15/2026                    4,525
                      NR*     VMIG1@     100     (Mount Clemens Hospital), VRDN, 3.50% due 8/15/2015 (g)                         100
====================================================================================================================================
Minnesota--1.3%                                Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                      AA+     Aa1      2,380     AMT, Series L, 6.70% due 7/01/2020                                            2,502
                      AA+     Aa1      3,630     AMT, Series M, 6.70% due 7/01/2026                                            3,806
                      AA+     Aa1      2,635     Series H, 6.70% due 1/01/2018                                                 2,730
                      NR*     Aaa      1,405   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                               Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)             1,565
====================================================================================================================================
Mississippi--1.2%     AAA     NR*      7,790   Mississippi State, GO, Refunding, DRIVERS, Series 169, 8.23%
                                               due 9/01/2011 (i)(j)                                                            9,897
====================================================================================================================================
Missouri--0.3%        AAA     NR*      2,500   Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds
                                               (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)                     2,854
====================================================================================================================================
Nebraska--0.3%        AAA     NR*      1,980   Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT,
                                               Series C, 6.30% due 9/01/2028 (b)(d)(l)                                         2,060
====================================================================================================================================
Nevada--2.2%          AA      Aa2      1,600   Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014                       1,774
                      NR*     Aaa      4,290   Clark County, Nevada, School District, GO, RIB, Series 378, 8.15% due
                                               6/15/2015 (c)(j)                                                                5,114
                      BBB     Baa2     2,500   Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic Healthcare
                                               West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026                      1,974
                      AAA     NR*      3,475   Nevada Housing Division, Multi-Unit Housing Revenue Bonds (Arville
                                               Electric Project), AMT, 6.60% due 10/01/2023 (b)                                3,645
                                               Nevada Housing Division Revenue Bonds:
                      AAA     Aa2      1,235     (Multi-Unit Housing), AMT, Issue B, 7.45% due 10/01/2017 (b)                  1,323
                      AAA     Aaa      2,290     (S/F Program), AMT, Senior Series E, 7% due 10/01/2019 (k)                    2,403
                      NR*     Aa2      1,385     (S/F Program), AMT, Series A, 6.55% due 10/01/2012 (k)                        1,431
                      A1+     P1         700   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power
                                               Company Project), VRDN, AMT, 3.40% due 12/01/2020 (g)                             700
====================================================================================================================================
New Jersey--3.3%      NR*     Aa1      7,555   New Jersey State, GO, RIB, Series 316, 8.35% due 5/01/2013 (j)                  9,387
                      AAA     Aaa      1,695   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                               Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                                  1,793
                      AAA     Aaa      6,500   New Jersey State Transit Corporation, COP (Federal Transit Administration
                                               Grants), Series A, 6% due 9/15/2013 (h)                                         7,219
                      AAA     Aaa      8,750   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                               Series A, 6% due 1/01/2012 (c)                                                  9,922
====================================================================================================================================
New York--7.7%        AAA     Aaa      2,100   Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                               Revenue Bonds, Series A, 6.125% due 4/01/2016 (f)                               2,329
                      NR*     Aa2      7,875   New York City, New York, City Transitional Finance Authority Revenue
                                               Bonds, RIB, Series 283, 8.75% due 11/15/2015 (j)                                9,710
                      AAA     Aaa      8,000   New York City, New York, GO, Refunding, Series A, 6.375% due 5/15/2014 (f)      9,193
                                               New York City, New York, GO, Series I:
                      A       A2       5,540     6.25% due 4/15/2017                                                           5,976
                      A       A2       1,255     6.25% due 4/15/2027                                                           1,344
                      AAA     Aaa     10,775   New York State Dormitory Authority Revenue Bonds (City University System--
                                               Consolidated Second Generation), Series A, 6.125% due 7/01/2013 (h)            12,275
                                               New York State Dormitory Authority, Revenue Refunding Bonds:
                      BBB+    Baa1     4,500     (Mount Sinai Health), Series A, 6.75% due 7/01/2020                           4,906
                      AAA     NR*     11,875     RIB, Series 305, 8.25% due 5/15/2015 (c)(j)                                  14,449
                      AAA     Aaa      5,000   New York State Urban Development Corporation, Revenue Refunding Bonds
                                               (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011                5,862
====================================================================================================================================
North Carolina--1.1%                           North Carolina Eastern Municipal Power Agency, Power System Revenue
                                               Refunding Bonds (c):
                      AAA     Aaa      4,015     Series A, 6% due 1/01/2006                                                    4,354
                      AAA     Aaa      3,750     Series B, 7% due 1/01/2008                                                    4,347
                      NR*     VMIG1@     450   North Carolina Medical Care Commission, Hospital Revenue Bonds (Pooled
                                               Financing Project), ACES, Series A, 3.10% due 10/01/2020 (g)                      450
====================================================================================================================================
Ohio--0.2%            AAA     Aaa      1,750   Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 9.669%
                                               due 3/31/2031 (d)(j)                                                            1,837
====================================================================================================================================
Oregon--0.7%          NR*     Aaa      2,000   Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                               Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)                      2,213
                      NR*     Aaa      3,305   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 7.65%
                                               due 8/01/2020 (f)(j)                                                            3,922
====================================================================================================================================
Pennsylvania--0.8%    AAA     Aaa      4,040   Allegheny County, Pennsylvania, Airport Authority, Airport Revenue
                                               Refunding Bonds (Pittsburgh International Airport), AMT, 6% due
                                               1/01/2013 (f)                                                                   4,406
                      AAA     Aaa      2,440   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                               Capital Acquisition, 6.125% due 12/15/2018 (c)                                  2,676
====================================================================================================================================
Rhode Island--0.7%    AA+     Aa2      6,000   Rhode Island Housing and Mortgage Finance Corporation, Revenue
                                               Refunding Bonds, INFLOS, AMT, 10.215% due 4/01/2024 (j)                         6,337
====================================================================================================================================


                                      8 & 9

                                          MuniVest Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount   Issue                                                                         Value
====================================================================================================================================
South Carolina--0.5%  AAA     Aaa    $ 3,750   Clemson University, South Carolina, University Revenue Bonds, 6.25% due
                                               5/01/2014 (h)                                                                $  4,210
====================================================================================================================================
Texas--13.1%          AAA     Aaa      7,000   Austin, Texas, Utility System, Revenue Refunding Bonds, Combined 1998,
                                               6.75% due 11/15/2010 (h)                                                        8,301
                      AAA     Aaa      2,400   Coastal Water Authority, Texas, Contract Revenue Refunding Bonds (City
                                               of Houston Projects), 5% due 12/15/2025 (i)                                     2,304
                      AAA     Aaa      3,040   Copperas Cove, Texas, Independent School District, GO, 6.90%
                                               due 8/15/2004 (a)                                                               3,358
                      AA+     Aa1      5,000   Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due 3/01/2021          5,234
                      AA      NR*      3,000   Gregg County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Good Shepherd Medical Center Project), 6.875%
                                               due 10/01/2020                                                                  3,346
                      AA-     Aa3     10,250   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal
                                               Facility Revenue Bonds (E. I. du Pont de Nemours and Company Project), AMT,
                                               6.40% due 4/01/2026                                                            10,894
                      BBB+    Baa1     4,000   Gulf Coast, Texas, IDA (Champion International Corp.), Refunding, 7.125%
                                               due 4/01/2010                                                                   4,202
                      AA+     Aa1      2,400   Harris County, Texas, GO (Certificates of Obligation), 10% due 10/01/2002 (e)   2,636
                                               Harris County, Texas, Health Facilities Development Corporation, Hospital
                                               Revenue Bonds (a):
                      AAA     Aaa      1,485     (Hermann Hospital Project), 6.375% due 10/01/2004 (c)                         1,631
                      NR*     NR*      3,500     (Memorial Hospital System Project), Series A, 6.60% due 6/01/2004             3,864
                                               Harris County, Texas, Health Facilities Development Corporation, Revenue
                                               Refunding Bonds (e):
                      NR*     Aa3     10,385     RITR, Series 6, 7.195% due 12/01/2027 (j)                                    12,006
                      AAA     Aa3      5,500     (School Health Care System), Series B, 6.25% due 7/01/2027                    6,261
                                               Houston, Texas, Water and Sewer System, Revenue Refunding Bonds, Junior Lien:
                      AAA     Aaa     21,000     Series A, 5.472%** due 12/01/2025 (i)                                         5,481
                      AAA     Aaa      5,000     Series B, 5.25% due 12/01/2030 (f)                                            4,970
                      AAA     Aaa      3,125   Jefferson County, Texas, GO, 6.25% due 8/01/2016 (i)                            3,483
                      NR*     Aaa      3,500   Lower Colorado River Authority, Texas, Revenue Refunding Bonds, DRIVERS,
                                               Series 166, 8.339% due 5/15/2009 (i)(j)                                         4,324
                      AAA     Aaa      5,000   Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                               Sewer Facilities Revenue Bonds (Mobil Oil Refining Corp. Project), AMT,
                                               6.40% due 3/01/2030                                                             5,294
                      AAA     Aaa      2,030   Mansfield, Texas, Independent School District, GO, Refunding, 6.625%
                                               due 2/15/2015                                                                   2,326
                      NR*     Aaa      5,225   Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                               due 8/15/2014                                                                   5,839
                      NR*     Aa1      6,250   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469X,
                                               7.70% due 2/01/2013 (j)                                                         7,264
                      AAA     Aaa      4,605   Travis County, Texas, Health Facilities Development Corporation, Revenue
                                               Refunding Bonds (Ascension Health Credit), Series A, 6.25% due 11/15/2014 (c)   5,137
                                               Ysleta, Texas, Independent School District, Public Facility Corporation,
                                               School Facility Lease Revenue Bonds:
                      AAA     Aaa      2,425     6% due 11/15/2012                                                             2,694
                      AAA     Aaa      1,000     6% due 11/15/2013                                                             1,106
====================================================================================================================================
Utah--0.4%            AAA     Aaa      3,000   Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds,
                                               Series A, 6% due 7/01/2008 (c)                                                  3,340
====================================================================================================================================
Virginia--0.2%        BBB+    Baa1     1,500   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                               Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due 4/01/2024        1,524
====================================================================================================================================
Washington--5.6%      AA+     Aa1      7,955   King County, Washington, GO, Series B, 6.625% due 12/01/2015                    9,174
                      AAA     Aaa      2,230   Vancouver, Washington, Water and Sewer Revenue Bonds, 6% due 6/01/2014 (f)      2,442
                      AAA     Aaa      8,100   Washington State, GO, Trust Receipts, Class R, Series 6, 8.137%
                                               due 1/01/2014 (i)                                                               9,593
                                               Washington State Public Power Supply System, Revenue Refunding Bonds
                                               (Nuclear Project No. 1):
                      AA-     Aa1      3,000     Series A, 7% due 7/01/2008                                                    3,491
                      AA-     Aa1      5,000     Series B, 7.25% due 7/01/2009                                                 5,772
                      AA-     Aa1     14,320     Series B, 7.125% due 7/01/2016                                               17,531
====================================================================================================================================
Wisconsin--0.2%       AA      Aa2      2,000   Wisconsin Housing and Economic Development Authority, Homeownership
                                               Revenue Bonds, AMT, Series D, 6.45% due 9/01/2027 (k)                           2,066
====================================================================================================================================
Wyoming--2.0%         NR*     VMIG1@   7,000   Lincoln County, Wyoming, Environmental Improvement Revenue Bonds
                                               (Pacificorp Project), VRDN, AMT, 3.95% due 11/01/2025 (g)                      17,000
                      BBB-    Baa2     7,475   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corp.
                                               Project), AMT, Series B, 6.90% due 9/01/2024                                    7,570
                      AA      Aa2      2,500   Wyoming Community Development Authority, S/F Mortgage Revenue Bonds, AMT,
                                               Series H, 7.10% due 6/01/2012 (k)                                               2,611
====================================================================================================================================
                      Total Investments (Cost--$797,315)--99.6%                                                              851,616
                      Other Assets Less Liabilities--0.4%                                                                      3,269
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $854,885
                                                                                                                            ========
====================================================================================================================================

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of February 28, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .........................................................       50.9%
AA/Aa ...........................................................       31.4
A/A .............................................................        4.2
BBB/Baa .........................................................        7.8
BB/Ba ...........................................................        0.3
NR (Not Rated) ..................................................        2.2
Other* ..........................................................        2.8
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.


                                    10 & 11

                                          MuniVest Fund, Inc., February 28, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of February 28, 2001
====================================================================================================================================
Assets:              Investments, at value (identified cost--$797,314,989) ....................                        $851,615,524
                     Cash .....................................................................                             102,148
                     Receivables:
                       Securities sold ........................................................      $  15,342,413
                       Interest ...............................................................         11,172,190       26,514,603
                                                                                                     -------------           14,347
                                                                                                                       ------------
                     Total assets .............................................................                         878,246,622
                                                                                                                       ------------
====================================================================================================================================
Liabilities:         Payables:
                       Securities purchased ...................................................         22,409,258
                       Dividends to shareholders ..............................................            395,991
                       Investment adviser .....................................................            281,489       23,086,738
                                                                                                     -------------
                     Accrued expenses and other liabilities ...................................                             274,562
                     Total liabilities ........................................................                        ------------
                                                                                                                         23,361,300
                                                                                                                       ------------
====================================================================================================================================
Net Assets:          Net assets ...............................................................                        $854,885,322
                                                                                                                       ============
====================================================================================================================================
Capital:             Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000 shares of AMPS* issued and outstanding,
                     at $25,000 per share liquidation preference) .............................                        $275,000,000
                     Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                     61,346,288 shares issued and outstanding .................................      $   6,134,629
                     Paid-in capital in excess of par .........................................        565,767,485
                     Undistributed investment income--net .....................................          3,935,589
                     Accumulated realized capital losses on investments--net ..................        (48,389,479)
                     Accumulated distributions in excess of realized capital gains
                     on investments--net.......................................................         (1,863,437)
                     Unrealized appreciation on investments--net ..............................         54,300,535
                                                                                                     -------------
                     Total--Equivalent to $9.45 net asset value per share of Common Stock
                     (market price--$8.82) ....................................................                         579,885,322
                                                                                                                      -------------
                     Total capital ............................................................                        $854,885,322
                                                                                                                      =============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Six Months Ended February 28, 2001
====================================================================================================================================
Investment           Interest and amortization of premium and discount earned .................                         $ 23,769,721
Income:
====================================================================================================================================
Expenses:            Investment advisory fees .................................................        $ 2,082,560
                     Commission fees ..........................................................            356,227
                     Accounting services ......................................................            113,266
                     Professional fees ........................................................             42,768
                     Transfer agent fees ......................................................             37,461
                     Printing and shareholder reports .........................................             30,539
                     Custodian fees ...........................................................             28,988
                     Directors' fees and expenses .............................................             14,002
                     Pricing fees .............................................................             11,852
                     Listing fees .............................................................              7,424
                     Other ....................................................................             16,419
                                                                                                       -----------
                     Total expenses ...........................................................                            2,741,506
                                                                                                                        ------------
                     Investment income--net ...................................................                           21,028,215
                                                                                                                        ------------
====================================================================================================================================
Realized & Unreal-   Realized gain on investments--net ........................................                            5,502,131
ized Gain on         Change in unrealized appreciation on investments--net ....................                           19,026,550
Investments--Net:                                                                                                       ------------
                     Net Increase in Net Assets Resulting from Operations .....................                         $ 45,556,896
                                                                                                                        ============
====================================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                                          MuniVest Fund, Inc., February 28, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six           For the
                                                                                              Months Ended          Year Ended
                                                                                               February 28,         August 31,
                     Increase (Decrease) in Net Assets:                                            2001                2000
================================================================================================================================
Operations:          Investment income--net ............................................      $  21,028,215       $  42,818,378
                     Realized gain (loss) on investments--net ..........................          5,502,131         (40,678,042)
                     Change in unrealized appreciation/depreciation on investments--net.         19,026,550          37,151,072
                                                                                              -------------       -------------
                     Net increase in net assets resulting from operations ..............         45,556,896          39,291,408
                                                                                              -------------       -------------
================================================================================================================================
Dividends to         Investment income--net:
Shareholders:          Common Stock ....................................................        (16,342,651)        (33,723,342)
                       Preferred Stock .................................................         (5,433,920)        (10,835,800)
                                                                                              -------------       -------------
                     Net decrease in net assets resulting from dividends to shareholders        (21,776,571)        (44,559,142)
                                                                                              -------------       -------------
================================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...........................         23,780,325          (5,267,734)
                     Beginning of period ...............................................        831,104,997         836,372,731
                                                                                              -------------       -------------
                     End of period* ....................................................      $ 854,885,322       $ 831,104,997
                                                                                              =============       =============
================================================================================================================================
                    *Undistributed investment income--net ..............................      $   3,935,589       $   4,683,945
                                                                                              =============       =============
================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios              For the
                     have been derived from information                  Six Months
                     provided in the financial statements.                 Ended             For the Year Ended August 31,
                                                                        February 28,   ---------------------------------------------
                     Increase (Decrease) in Net Asset Value:                2001         2000        1999        1998        1997
====================================================================================================================================
Per Share Operating  Net asset value, beginning of period .............   $   9.07     $   9.15    $  10.20    $   9.89    $   9.45
Performance:                                                              --------     --------    --------    --------    --------
                     Investment income--net ...........................        .34          .70         .73         .76         .77
                     Realized and unrealized gain (loss)
                       on investments--net.............................        .40         (.05)      (1.02)        .30         .45
                                                                          --------     --------    --------    --------    --------
                     Total from investment operations .................        .74          .65        (.29)       1.06        1.22
                                                                          --------     --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                       shareholders:
                       Investment income--net .........................       (.27)        (.55)       (.58)       (.59)       (.62)
                       In excess of realized gain on investments--net .         --           --        (.03)         --          --
                                                                          --------     --------    --------    --------    --------
                     Total dividends and distributions to Common Stock
                       shareholders....................................       (.27)        (.55)       (.61)       (.59)       (.62)
                                                                          --------     --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders from
                         investment income--net........................       (.09)        (.18)       (.15)       (.16)       (.16)
                                                                          --------     --------    --------    --------    --------
                     Net asset value, end of period ...................   $   9.45     $   9.07    $   9.15    $  10.20    $   9.89
                                                                          ========     ========    ========    ========    ========
                     Market price per share, end of period ............   $   8.82     $   8.25    $ 8.6875    $  10.00    $   9.50
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Total Investment     Based on market price per share ..................      10.36%++      1.75%      (7.44%)     11.78%      11.25%
Return:**                                                                 ========     ========    ========    ========    ========
                     Based on net asset value per share ...............       7.55%++      6.21%      (4.42%)      9.52%      11.84%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Ratios Based on      Total expenses*** ................................        .98%*       1.01%        .93%        .93%        .93%
Average Net Assets                                                        ========     ========    ========    ========    ========
Of Common Stock:     Total investment income--net*** ..................       7.52%*       7.95%       7.26%       7.55%       7.85%
                                                                          ========     ========    ========    ========    ========
                     Amount of dividends to Preferred Stock
                       shareholders....................................       1.94%*       2.01%       1.46%       1.60%       1.59%
                                                                          ========     ========    ========    ========    ========
                     Investment income--net, to Common Stock
                       shareholders....................................       5.58%*       5.94%       5.80%       5.95%       6.27%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Ratios Based on      Total expenses ...................................        .66%*        .67%        .64%        .64%        .64%
Total Average                                                             ========     ========    ========    ========    ========
Net Assets:***+      Total investment income--net .....................       5.05%*       5.26%       5.01%       5.19%       5.40%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ........       3.98%*       3.93%       3.25%       3.55%       3.47%
Average Net Assets                                                        ========     ========    ========    ========    ========
Of Preferred Stock:
====================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period
                       (in thousands)..................................   $579,885     $556,105    $561,373    $623,270    $604,515
                                                                          ========     ========    ========    ========    ========
                     Preferred Stock outstanding, end of period
                       (in thousands)..................................   $275,000     $275,000    $275,000    $275,000    $275,000
                                                                          ========     ========    ========    ========    ========
                     Portfolio turnover ...............................      38.27%      121.76%     101.35%     102.77%      78.02%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ........................   $  3,109     $  3,022    $  3,041    $  3,266    $  3,198
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Dividends Per        Series A--Investment income--net .................   $    483     $  1,030    $    839    $    890    $    872
Share on Preferred                                                        ========     ========    ========    ========    ========
Stock Outstanding:   Series B--Investment income--net .................   $    572     $    991    $    815    $    902    $    871
                                                                          ========     ========    ========    ========    ========
                     Series C--Investment income--net .................   $    487     $    952    $    820    $    886    $    860
                                                                          ========     ========    ========    ========    ========
                     Series D--Investment income--net .................   $    460     $    978    $    802    $    880    $    868
                                                                          ========     ========    ========    ========    ========
                     Series E--Investment income--net .................   $    477     $    977    $    793    $    884    $    868
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Includes Common and Preferred Stock average net assets.
 ++   Aggregate total investment return.

      See Notes to Financial Statements.


                                    14 & 15

                                          MuniVest Fund, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $78,967 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $312,635,734 and $310,385,295, respectively.

Net realized gains for the six months ended February 28, 2001 and net unrealized gains as of February 28, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                                   Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ...............           $ 5,502,131          $54,300,535
                                                -----------          -----------
Total ...............................           $ 5,502,131          $54,300,535
                                                ===========          ===========
--------------------------------------------------------------------------------

As of February 28, 2001, net unrealized appreciation for Federal income tax purposes aggregated $54,300,535, of which $56,313,711 related to appreciated securities and $2,013,176 related to depreciated securities. The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $797,314,989.

4. Capital Stock Transactions:

Common Stock

At February 28, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended February 28, 2001 and for the year ended August 31, 2000 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 28, 2001 were as follows: Series A, 3.70%; Series B, 3.54%; Series C, 3.80%; Series D, 3.70%; and Series E, 3.019%.

Shares issued and outstanding during the six months ended February 28, 2001, and for the year ended August 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the six months ended February 28, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $68,239 as commissions.

5. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $18,052,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.044400 per share, payable on March 29, 2001 to shareholders of record as of March 19, 2001.


                                    16 & 17

                                          MuniVest Fund, Inc., February 28, 2001

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniVest Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol

MVF


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers

                                                                       [GRAPHIC]

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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